Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant Section 906 of the Sarbanes-Oxley Act of 2002, I, Adam Logal, Chief Financial Officer of OPKO Health, Inc. (the “Company”), hereby certify that:

The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 28, 2026	/s/ Adam Logal
Adam Logal
Senior Vice President and Chief Financial Officer